                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii.The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO BOND FUND
COUNSELOR SERIES TRUST)                 INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INCOME TRUST
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM GROWTH SERIES (INVESCO GROWTH       FUND
SERIES)                                 INVESCO EXCHANGE FUND
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INVESCO HIGH INCOME TRUST II
INTERNATIONAL MUTUAL FUNDS)             INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO           INVESCO MUNICIPAL INCOME OPPORTUNITIES
INVESTMENT FUNDS)                       TRUST
AIM INVESTMENT SECURITIES FUNDS         INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)   INVESCO MUNICIPAL TRUST
AIM SECTOR FUNDS (INVESCO SECTOR        INVESCO PENNSYLVANIA VALUE MUNICIPAL
FUNDS)                                  INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO TAX-      INVESCO QUALITY MUNICIPAL INCOME TRUST
EXEMPT FUNDS)                           INVESCO SECURITIES TRUST
AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO SENIOR INCOME TRUST
TREASURER'S SERIES TRUST)               INVESCO TRUST FOR INVESTMENT GRADE
AIM VARIABLE INSURANCE FUNDS (INVESCO   MUNICIPALS
VARIABLE INSURANCE FUNDS)               INVESCO TRUST FOR INVESTMENT GRADE
INVESCO ADVANTAGE MUNICIPAL INCOME      NEW YORK MUNICIPALS
TRUST II                                INVESCO VALUE MUNICIPAL INCOME TRUST

         on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

         By:     /s/ John M. Zerr
                 --------------------------------------
         Title:  Senior Vice President

         INVESCO ADVISERS, INC.

         By:     /s/ John M. Zerr
                 --------------------------------------
         Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR
SERIES TRUST)                     WAIVER DESCRIPTION            EFFECTIVE DATE  EXPIRATION DATE
------------------       -------------------------------------  --------------  ---------------
Invesco Strategic Real    Invesco will waive advisory fees in
Return Fund              an amount equal to the advisory fees
                            earned on underlying affiliated
                                      investments                4/30/2014        06/30/2018

AIM INVESTMENT
FUNDS (INVESCO
INVESTMENT FUNDS                  WAIVER DESCRIPTION            EFFECTIVE DATE  EXPIRATION DATE
----------------         -------------------------------------  --------------  ---------------
Invesco Balanced-Risk     Invesco will waive advisory fees in
Commodity Strategy       an amount equal to the advisory fees
Fund                        earned on underlying affiliated
                                      investments                 02/24/15        06/30/2018

Invesco Global Targeted   Invesco will waive advisory fees in
Returns Fund             an amount equal to the advisory fees
                            earned on underlying affiliated
                                      investments                12/17/2013       06/30/2018

Invesco Strategic         Invesco will waive advisory fees in
Income Fund              an amount equal to the advisory fees
                            earned on underlying affiliated
                                      investments                 5/2/2014        06/30/2018

Invesco Unconstrained     Invesco will waive advisory fees in
Bond Fund                an amount equal to the advisory fees
                            earned on underlying affiliated
                                      investments                10/14/2014       06/30/2018

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S
SERIES TRUST)                     WAIVER DESCRIPTION            EFFECTIVE DATE  EXPIRATION DATE
--------------------     -------------------------------------  --------------  ---------------
Premier Portfolio        Invesco will waive advisory fees in
                         the amount of 0.07% of the Fund's
                         average daily net assets                 2/1/2011        12/31/2016

Premier U.S.             Invesco will waive advisory fees in
Government Money         the amount of 0.07% of the Fund's
Portfolio                average daily net assets                 2/1/2011        12/31/2016

Premier Tax-Exempt       Invesco will waive advisory fees in
Portfolio                the amount of 0.05% of the Fund's
                         average daily net assets                06/01/2016       05/31/2017

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL
---------                                         ------------------ ---------------
Invesco American Franchise Fund                   February 12, 2010   June 30, 2018
Invesco California Tax-Free Income Fund           February 12, 2010   June 30, 2018
Invesco Core Plus Bond Fund                          June 2, 2009     June 30, 2018
Invesco Equally-Weighted S&P 500 Fund             February 12, 2010   June 30, 2018
Invesco Equity and Income Fund                    February 12, 2010   June 30, 2018
Invesco Floating Rate Fund                           July 1, 2007     June 30, 2018
Invesco Global Real Estate Income Fund               July 1, 2007     June 30, 2018
Invesco Growth and Income Fund                    February 12, 2010   June 30, 2018
Invesco Low Volatility Equity Yield Fund             July 1, 2007     June 30, 2018
Invesco Pennsylvania Tax Free Income Fund         February 12, 2010   June 30, 2018
Invesco S&P 500 Index Fund                        February 12, 2010   June 30, 2018
Invesco Short Duration High Yield Municipal Fund  September 30, 2015  June 30, 2018
Invesco Small Cap Discovery Fund                  February 12, 2010   June 30, 2018
Invesco Strategic Real Return Fund                  April 30, 2014    June 30, 2018

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                             EFFECTIVE DATE COMMITTED UNTIL
---------                                             -------------- ---------------
Invesco Charter Fund                                   July 1, 2007   June 30, 2018
Invesco Diversified Dividend Fund                      July 1, 2007   June 30, 2018
Invesco Summit Fund                                    July 1, 2007   June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                  EFFECTIVE DATE COMMITTED UNTIL
----                                                  -------------- ---------------
Invesco European Small Company Fund                    July 1, 2007   June 30, 2018
Invesco Global Core Equity Fund                        July 1, 2007   June 30, 2018
Invesco International Small Company Fund               July 1, 2007   June 30, 2018
Invesco Small Cap Equity Fund                          July 1, 2007   June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                                ----------------- ---------------
Invesco Alternative Strategies Fund                 October 14, 2014   June 30, 2018
Invesco Convertible Securities Fund                 February 12, 2010  June 30, 2018
Invesco Global Low Volatility Equity Yield Fund       July 1, 2007     June 30, 2018
Invesco Mid Cap Core Equity Fund                      July 1, 2007     June 30, 2018
Invesco Multi-Asset Inflation Fund                  October 14, 2014   June 30, 2018
Invesco Small Cap Growth Fund                         July 1, 2007     June 30, 2018
Invesco U.S. Mortgage Fund                          February 12, 2010  June 30, 2018

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                                ----------------- ---------------
Invesco Asia Pacific Growth Fund                      July 1, 2007     June 30, 2018
Invesco European Growth Fund                          July 1, 2007     June 30, 2018
Invesco Global Growth Fund                            July 1, 2007     June 30, 2018
Invesco Global Opportunities Fund                    August 3, 2012    June 30, 2018
Invesco Global Small & Mid Cap Growth Fund            July 1, 2007     June 30, 2018
Invesco Global Sustainable Equity Fund                June 30, 2016    June 30, 2018
Invesco International Companies Fund                December 21, 2015  June 30, 2018
Invesco International Core Equity Fund                July 1, 2007     June 30, 2018
Invesco International Growth Fund                     July 1, 2007     June 30, 2018
Invesco Select Opportunities Fund                    August 3, 2012    June 30, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco All Cap Market Neutral Fund               December 17, 2013   June 30, 2018
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009     June 30, 2018
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010   June 30, 2018
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2018
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2018
Invesco Emerging Markets Flexible Bond Fund/3/      June 14, 2010     June 30, 2018
Invesco Endeavor Fund                                July 1, 2007     June 30, 2018
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2018
Invesco Global Infrastructure Fund                   May 2, 2014      June 30, 2018
Invesco Global Market Neutral Fund                December 17, 2013   June 30, 2018
Invesco Global Markets Strategy Fund/4/           September 25, 2012  June 30, 2018
Invesco Global Targeted Returns Fund/5/           December 17, 2013   June 30, 2018
Invesco Greater China Fund                           July 1, 2007     June 30, 2018
Invesco International Total Return Fund              July 1, 2007     June 30, 2018
Invesco Long/Short Equity Fund                    December 17, 2013   June 30, 2018
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   June 30, 2018
Invesco Macro International Equity Fund           December 17, 2013   June 30, 2018
Invesco Macro Long/Short Fund                     December 17, 2013   June 30, 2018
Invesco MLP Fund                                   August 29, 2014    June 30, 2018
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2018
Invesco Premium Income Fund/6/                    December 13, 2011   June 30, 2018
Invesco Select Companies Fund                        July 1, 2007     June 30, 2018
Invesco Strategic Income Fund                        May 2, 2014      June 30, 2018
Invesco Unconstrained Bond Fund                    October 14, 2014   June 30, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                               ----------------- ---------------
Invesco Corporate Bond Fund                        February 12, 2010  June 30, 2018
Invesco Global Real Estate Fund                      July 1, 2007     June 30, 2018
Invesco Government Money Market Fund                 July 1, 2007     June 30, 2018
Invesco High Yield Fund                              July 1, 2007     June 30, 2018
Invesco Real Estate Fund                             July 1, 2007     June 30, 2018
Invesco Short Duration Inflation Protected Fund      July 1, 2007     June 30, 2018
Invesco Short Term Bond Fund                         July 1, 2007     June 30, 2018
Invesco U.S. Government Fund                         July 1, 2007     June 30, 2018

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Premium Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Premium Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                                ----------------- ---------------
Invesco American Value Fund                         February 12, 2010  June 30, 2018
Invesco Comstock Fund                               February 12, 2010  June 30, 2018
Invesco Energy Fund                                   July 1, 2007     June 30, 2018
Invesco Dividend Income Fund                          July 1, 2007     June 30, 2018
Invesco Gold & Precious Metals Fund                   July 1, 2007     June 30, 2018
Invesco Mid Cap Growth Fund                         February 12, 2010  June 30, 2018
Invesco Small Cap Value Fund                        February 12, 2010  June 30, 2018
Invesco Technology Fund                               July 1, 2007     June 30, 2018
Invesco Technology Sector Fund                      February 12, 2010  June 30, 2018
Invesco Value Opportunities Fund                    February 12, 2010  June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                                ----------------- ---------------
Invesco High Yield Municipal Fund                   February 12, 2010  June 30, 2018
Invesco Intermediate Term Municipal Income Fund     February 12, 2010  June 30, 2018
Invesco Municipal Income Fund                       February 12, 2010  June 30, 2018
Invesco New York Tax Free Income Fund               February 12, 2010  June 30, 2018
Invesco Tax-Exempt Cash Fund                          July 1, 2007     June 30, 2018
Invesco Limited Term Municipal Income Fund            July 1, 2007     June 30, 2018

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                 EFFECTIVE DATE   COMMITTED UNTIL
----                                                ----------------- ---------------
Invesco V.I. American Franchise Fund                February 12, 2010  June 30, 2018
Invesco V.I. American Value Fund                    February 12, 2010  June 30, 2018
Invesco V.I. Balanced-Risk Allocation Fund/7/       December 22, 2010  June 30, 2018
Invesco V.I. Comstock Fund                          February 12, 2010  June 30, 2018
Invesco V.I. Core Equity Fund                         July 1, 2007     June 30, 2018
Invesco V.I. Core Plus Bond Fund                     April 30, 2015    June 30, 2018
Invesco V.I. Diversified Dividend Fund              February 12, 2010  June 30, 2018
Invesco V.I. Equally-Weighted S&P 500 Fund          February 12, 2010  June 30, 2018
Invesco V.I. Equity and Income Fund                 February 12, 2010  June 30, 2018
Invesco V.I. Global Core Equity Fund                February 12, 2010  June 30, 2018
Invesco V.I. Global Health Care Fund                  July 1, 2007     June 30, 2018
Invesco V.I. Global Real Estate Fund                  July 1, 2007     June 30, 2018
Invesco V.I. Government Money Market Fund             July 1, 2007     June 30, 2018
Invesco V.I. Government Securities Fund               July 1, 2007     June 30, 2018
Invesco V.I. Growth and Income Fund                 February 12, 2010  June 30, 2018
Invesco V.I. High Yield Fund                          July 1, 2007     June 30, 2018
Invesco V.I. International Growth Fund                July 1, 2007     June 30, 2018
Invesco V.I. Managed Volatility Fund                  July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Core Equity Fund                 July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Growth Fund                    February 12, 2010  June 30, 2018
Invesco V.I. S&P 500 Index Fund                     February 12, 2010  June 30, 2018
Invesco V.I. Small Cap Equity Fund                    July 1, 2007     June 30, 2018
Invesco V.I. Technology Fund                          July 1, 2007     June 30, 2018
Invesco V.I. Value Opportunities Fund                 July 1, 2007     June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                   EFFECTIVE DATE   COMMITTED UNTIL
----                                                 ------------------ ---------------
Invesco Exchange Fund                                September 30, 2015  June 30, 2018

                           INVESCO SECURITIES TRUST

FUND                                                   EFFECTIVE DATE  COMMITTED UNTIL
----                                                  ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund/8/   January 16, 2013  June 30, 2018

                           INVESCO MANAGEMENT TRUST

FUND                                                    EFFECTIVE DATE COMMITTED UNTIL
----                                                    -------------- ---------------
Invesco Conservative Income Fund                         July 1, 2014   June 30, 2018

                               CLOSED-END FUNDS

FUND                                                   EFFECTIVE DATE  COMMITTED UNTIL
----                                                   --------------- ---------------
Invesco Advantage Municipal Income Trust II             May 15, 2012    June 30, 2018
Invesco Bond Fund                                      August 26, 2015  June 30, 2018
Invesco California Value Municipal Income Trust         May 15, 2012    June 30, 2018
Invesco Dynamic Credit Opportunities Fund               May 15, 2012    June 30, 2018
Invesco High Income Trust II                            May 15, 2012    June 30, 2018
Invesco Municipal Income Opportunities Trust           August 26, 2015  June 30, 2018
Invesco Municipal Opportunity Trust                     May 15, 2012    June 30, 2018
Invesco Municipal Trust                                 May 15, 2012    June 30, 2018
Invesco Pennsylvania Value Municipal Income Trust       May 15, 2012    June 30, 2018
Invesco Quality Municipal Income Trust                 August 26, 2015  June 30, 2018
Invesco Senior Income Trust                             May 15, 2012    June 30, 2018
Invesco Trust for Investment Grade Municipals           May 15, 2012    June 30, 2018
Invesco Trust for Investment Grade New York Municipals  May 15, 2012    June 30, 2018
Invesco Value Municipal Income Trust                    June 1, 2010    June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO MANAGEMENT TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                     ------------ ----------  ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual    2.00%        July 1, 2013      June 30, 2017
   Class B Shares                        Contractual    2.75%        July 1, 2013      June 30, 2017
   Class C Shares                        Contractual    2.75%        July 1, 2013      June 30, 2017
   Class R Shares                        Contractual    2.25%        July 1, 2013      June 30, 2017
   Class R5 Shares                       Contractual    1.75%        July 1, 2013      June 30, 2017
   Class R6 Shares                       Contractual    1.75%        July 1, 2013      June 30, 2017
   Class Y Shares                        Contractual    1.75%        July 1, 2013      June 30, 2017

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual    1.50%        July 1, 2012      June 30, 2017
   Class B Shares                        Contractual    2.00%        July 1, 2012      June 30, 2017
   Class C Shares                        Contractual    2.00%        July 1, 2012      June 30, 2017
   Class Y Shares                        Contractual    1.25%        July 1, 2012      June 30, 2017

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual    0.86%      January 1, 2015   December 31, 2016
   Class B Shares                        Contractual    1.61%      January 1, 2015   December 31, 2016
   Class C Shares                        Contractual    1.61%      January 1, 2015   December 31, 2016
   Class R Shares                        Contractual    1.11%      January 1, 2015   December 31, 2016
   Class R5 Shares                       Contractual    0.61%      January 1, 2015   December 31, 2016
   Class R6 Shares                       Contractual    0.61%      January 1, 2015   December 31, 2016
   Class Y Shares                        Contractual    0.61%      January 1, 2015   December 31, 2016

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual    2.00%        July 1, 2012      June 30, 2017
   Class B Shares                        Contractual    2.75%        July 1, 2012      June 30, 2017
   Class C Shares                        Contractual    2.75%        July 1, 2012      June 30, 2017
   Class R Shares                        Contractual    2.25%        July 1, 2012      June 30, 2017
   Class R6 Shares                       Contractual    1.75%     September 24, 2012   June 30, 2017
   Class Y Shares                        Contractual    1.75%        July 1, 2012      June 30, 2017

Invesco Equity and Income Fund
   Class A Shares                        Contractual    1.50%        July 1, 2012      June 30, 2017
   Class B Shares                        Contractual    2.25%        July 1, 2012      June 30, 2017
   Class C Shares                        Contractual    2.25%        July 1, 2012      June 30, 2017
   Class R Shares                        Contractual    1.75%        July 1, 2012      June 30, 2017
   Class R5 Shares                       Contractual    1.25%        July 1, 2012      June 30, 2017
   Class R6 Shares                       Contractual    1.25%     September 24, 2012   June 30, 2017
   Class Y Shares                        Contractual    1.25%        July 1, 2012      June 30, 2017

Invesco Floating Rate Fund
   Class A Shares                        Contractual    1.50%       April 14, 2006     June 30, 2017
   Class C Shares                        Contractual    2.00%       April 14, 2006     June 30, 2017
   Class R Shares                        Contractual    1.75%       April 14, 2006     June 30, 2017
   Class R5 Shares                       Contractual    1.25%       April 14, 2006     June 30, 2017
   Class R6 Shares                       Contractual    1.25%     September 24, 2012   June 30, 2017
   Class Y Shares                        Contractual    1.25%      October 3, 2008     June 30, 2017

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual    2.00%        July 1, 2009      June 30, 2017
   Class B Shares                        Contractual    2.75%        July 1, 2009      June 30, 2017
   Class C Shares                        Contractual    2.75%        July 1, 2009      June 30, 2017
   Class R5 Shares                       Contractual    1.75%        July 1, 2009      June 30, 2017
   Class R6 Shares                       Contractual    1.75%     September 24, 2012   June 30, 2017
   Class Y Shares                        Contractual    1.75%        July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                           CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                       ------------ --------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                          Contractual         2.00%             July 1, 2012      June 30, 2017
   Class B Shares                          Contractual         2.75%             July 1, 2012      June 30, 2017
   Class C Shares                          Contractual         2.75%             July 1, 2012      June 30, 2017
   Class R Shares                          Contractual         2.25%             July 1, 2012      June 30, 2017
   Class R5 Shares                         Contractual         1.75%             July 1, 2012      June 30, 2017
   Class R6 Shares                         Contractual         1.75%          September 24, 2012   June 30, 2017
   Class Y Shares                          Contractual         1.75%             July 1, 2012      June 30, 2017

Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual         2.00%             July 1, 2012      June 30, 2017
   Class B Shares                          Contractual         2.75%             July 1, 2012      June 30, 2017
   Class C Shares                          Contractual         2.75%             July 1, 2012      June 30, 2017
   Class R Shares                          Contractual         2.25%             July 1, 2012      June 30, 2017
   Class R5 Shares                         Contractual         1.75%             July 1, 2012      June 30, 2017
   Class Y Shares                          Contractual         1.75%             July 1, 2012      June 30, 2017
   Investor Class Shares                   Contractual         2.00%             July 1, 2012      June 30, 2017

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual         1.50%             July 1, 2012      June 30, 2017
   Class B Shares                          Contractual         2.25%             July 1, 2012      June 30, 2017
   Class C Shares                          Contractual         2.25%             July 1, 2012      June 30, 2017
   Class Y Shares                          Contractual         1.25%             July 1, 2012      June 30, 2017

Invesco S&P 500 Index Fund
   Class A Shares                          Contractual         2.00%             July 1, 2012      June 30, 2017
   Class B Shares                          Contractual         2.75%             July 1, 2012      June 30, 2017
   Class C Shares                          Contractual         2.75%             July 1, 2012      June 30, 2017
   Class Y Shares                          Contractual         1.75%             July 1, 2012      June 30, 2017

Invesco Short Duration High Yield
  Municipal Fund
   Class A Shares                          Contractual         0.79%          September 30, 2015 December 31, 2016
   Class C Shares                          Contractual         1.54%          September 30, 2015 December 31, 2016
   Class R5 Shares                         Contractual         0.54%          September 30, 2015 December 31, 2016
   Class Y Shares                          Contractual         0.54%          September 30, 2015 December 31, 2016

Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual         2.00%             July 1, 2012      June 30, 2017
   Class B Shares                          Contractual         2.75%             July 1, 2012      June 30, 2017
   Class C Shares                          Contractual         2.75%             July 1, 2012      June 30, 2017
   Class R5 Shares                         Contractual         1.75%          September 24, 2012   June 30, 2017
   Class R6 Shares                         Contractual         1.75%          September 24, 2012   June 30, 2017
   Class Y Shares                          Contractual         1.75%             July 1, 2012      June 30, 2017

Invesco Strategic Real Return Fund
   Class A Shares                          Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2016
   Class C Shares                          Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R Shares                          Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2016
   Class R5 Shares                         Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class R6 Shares                         Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016
   Class Y Shares                          Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2016

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                         CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                     ------------ ----------  ------------------ -------------
Invesco Charter Fund
   Class A Shares                        Contractual    2.00%        July 1, 2009    June 30, 2017
   Class B Shares                        Contractual    2.75%        July 1, 2009    June 30, 2017
   Class C Shares                        Contractual    2.75%        July 1, 2009    June 30, 2017
   Class R Shares                        Contractual    2.25%        July 1, 2009    June 30, 2017
   Class R5 Shares                       Contractual    1.75%        July 1, 2009    June 30, 2017
   Class R6 Shares                       Contractual    1.75%     September 24, 2012 June 30, 2017
   Class S Shares                        Contractual    1.90%     September 25, 2009 June 30, 2017
   Class Y Shares                        Contractual    1.75%        July 1, 2009    June 30, 2017

Invesco Diversified Dividend Fund
   Class A Shares                        Contractual    2.00%        July 1, 2013    June 30, 2017
   Class B Shares                        Contractual    2.75%        July 1, 2013    June 30, 2017
   Class C Shares                        Contractual    2.75%        July 1, 2013    June 30, 2017
   Class R Shares                        Contractual    2.25%        July 1, 2013    June 30, 2017
   Class R5 Shares                       Contractual    1.75%        July 1, 2013    June 30, 2017
   Class R6 Shares                       Contractual    1.75%        July 1, 2013    June 30, 2017
   Class Y Shares                        Contractual    1.75%        July 1, 2013    June 30, 2017
   Investor Class Shares                 Contractual    2.00%        July 1, 2013    June 30, 2017

Invesco Summit Fund
   Class A Shares                        Contractual    2.00%        July 1, 2009    June 30, 2017
   Class B Shares                        Contractual    2.75%        July 1, 2009    June 30, 2017
   Class C Shares                        Contractual    2.75%        July 1, 2009    June 30, 2017
   Class P Shares                        Contractual    1.85%        July 1, 2009    June 30, 2017
   Class R5 Shares                       Contractual    1.75%        July 1, 2009    June 30, 2017
   Class S Shares                        Contractual    1.90%     September 25, 2009 June 30, 2017
   Class Y Shares                        Contractual    1.75%        July 1, 2009    June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2017
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2017
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2017
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2017

Invesco Global Core Equity Fund
   Class A Shares                         Contractual     2.25%      July 1, 2013    June 30, 2017
   Class B Shares                         Contractual     3.00%      July 1, 2013    June 30, 2017
   Class C Shares                         Contractual     3.00%      July 1, 2013    June 30, 2017
   Class R Shares                         Contractual     2.50%      July 1, 2013    June 30, 2017
   Class R5 Shares                        Contractual     2.00%      July 1, 2013    June 30, 2017
   Class Y Shares                         Contractual     2.00%      July 1, 2013    June 30, 2017

Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2017
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2017
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2017
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2017
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2017
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                           ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares              Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares              Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares              Contractual     2.75%      July 1, 2009    June 30, 2017
   Class R Shares              Contractual     2.25%      July 1, 2009    June 30, 2017
   Class R5 Shares             Contractual     1.75%      July 1, 2009    June 30, 2017
   Class R6 Shares             Contractual     1.75%   September 24, 2012 June 30, 2017
   Class Y Shares              Contractual     1.75%      July 1, 2009    June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                        ------------ --------------------- ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                           Contractual  1.75% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares                           Contractual  2.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares                           Contractual  2.00% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares                          Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares                          Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares                           Contractual  1.50% less net AFFE*   October 14, 2014  April 30, 2017

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2017
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2017
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2017
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2017
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2017
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2017
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual         0.25%           November 4, 2009  April 30, 2017
   Class AX Shares                          Contractual         0.25%          February 12, 2010  April 30, 2017
   Class B Shares                           Contractual         1.00%           November 4, 2009  April 30, 2017
   Class C Shares                           Contractual         1.00%           November 4, 2009  April 30, 2017
   Class CX Shares                          Contractual         1.00%          February 12, 2010  April 30, 2017
   Class R Shares                           Contractual         0.50%           November 4, 2009  April 30, 2017
   Class R5 Shares                          Contractual         0.00%           November 4, 2009  April 30, 2017
   Class R6 Shares                          Contractual         0.00%          September 24, 2012 April 30, 2017
   Class RX Shares                          Contractual         0.50%          February 12, 2010  April 30, 2017
   Class Y Shares                           Contractual         0.00%           November 4, 2009  April 30, 2017

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2017
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2017
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2017

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2017
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2017

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     2.00%      May 1, 2016     June 30, 2017
   Class B Shares                                Contractual     2.75%      May 1, 2016     June 30, 2017
   Class C Shares                                Contractual     2.75%      May 1, 2016     June 30, 2017
   Class R Shares                                Contractual     2.25%      May 1, 2016     June 30, 2017
   Class R5 Shares                               Contractual     1.75%      May 1, 2016     June 30, 2017
   Class Y Shares                                Contractual     1.75%      May 1, 2016     June 30, 2017

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2017
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2017
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION         CURRENT LIMIT         DATE
----                                   ------------ --------------------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual         0.25%             May 1, 2012     April 30, 2017
   Class B Shares                      Contractual         1.00%             May 1, 2012     April 30, 2017
   Class C Shares                      Contractual         1.00%             May 1, 2012     April 30, 2017
   Class R Shares                      Contractual         0.50%             May 1, 2012     April 30, 2017
   Class R5 Shares                     Contractual         0.00%             May 1, 2012     April 30, 2017
   Class Y Shares                      Contractual         0.00%             May 1, 2012     April 30, 2017

Invesco International Allocation Fund
   Class A Shares                      Contractual         2.25%             May 1, 2012     June 30, 2017
   Class B Shares                      Contractual         3.00%             May 1, 2012     June 30, 2017
   Class C Shares                      Contractual         3.00%             May 1, 2012     June 30, 2017
   Class R Shares                      Contractual         2.50%             May 1, 2012     June 30, 2017
   Class R5 Shares                     Contractual         2.00%             May 1, 2012     June 30, 2017
   Class Y Shares                      Contractual         2.00%             May 1, 2012     June 30, 2017

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual         2.00%             July 1, 2009    June 30, 2017
   Class B Shares                      Contractual         2.75%             July 1, 2009    June 30, 2017
   Class C Shares                      Contractual         2.75%             July 1, 2009    June 30, 2017
   Class R Shares                      Contractual         2.25%             July 1, 2009    June 30, 2017
   Class R5 Shares                     Contractual         1.75%             July 1, 2009    June 30, 2017
   Class R6 Shares                     Contractual         1.75%          September 24, 2012 June 30, 2017
   Class Y Shares                      Contractual         1.75%             July 1, 2009    June 30, 2017

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual         1.50%             July 1, 2012    June 30, 2017
   Class B Shares                      Contractual         2.25%             July 1, 2012    June 30, 2017
   Class C Shares                      Contractual         2.25%             July 1, 2012    June 30, 2017
   Class R Shares                      Contractual         1.75%             July 1, 2012    June 30, 2017
   Class R5 Shares                     Contractual         1.25%             July 1, 2012    June 30, 2017
   Class S Shares                      Contractual         1.40%             July 1, 2012    June 30, 2017
   Class Y Shares                      Contractual         1.25%             July 1, 2012    June 30, 2017

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.36% less net AFFE*   October 14, 2014  April 30, 2017
   Class C Shares                      Contractual  2.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R Shares                      Contractual  1.61% less net AFFE*   October 14, 2014  April 30, 2017
   Class R5 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class R6 Shares                     Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017
   Class Y Shares                      Contractual  1.11% less net AFFE*   October 14, 2014  April 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual         2.00%             July 1, 2009    June 30, 2017
   Class B Shares                      Contractual         2.75%             July 1, 2009    June 30, 2017
   Class C Shares                      Contractual         2.75%             July 1, 2009    June 30, 2017
   Class R Shares                      Contractual         2.25%             July 1, 2009    June 30, 2017
   Class R5 Shares                     Contractual         1.75%             July 1, 2009    June 30, 2017
   Class R6 Shares                     Contractual         1.75%          September 24, 2012 June 30, 2017
   Class Y Shares                      Contractual         1.75%             July 1, 2009    June 30, 2017
   Investor Class Shares               Contractual         2.00%             July 1, 2009    June 30, 2017

Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual         1.50%             July 1, 2012    June 30, 2017
   Class B Shares                      Contractual         2.25%             July 1, 2012    June 30, 2017
   Class C Shares                      Contractual         2.25%             July 1, 2012    June 30, 2017
   Class R5 Shares                     Contractual         1.25%             July 1, 2012    June 30, 2017
   Class Y Shares                      Contractual         1.25%             July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2017
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2017
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2017
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2017

Invesco European Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2017
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30. 2017
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2017
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2017
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2017
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2017

Invesco Global Growth Fund
   Class A Shares                           Contractual     1.31%    October 1, 2015   February 28, 2017
   Class B Shares                           Contractual     2.06%    October 1, 2015   February 28, 2017
   Class C Shares                           Contractual     2.06%    October 1, 2015   February 28, 2017
   Class R5 Shares                          Contractual     1.06%    October 1, 2015   February 28, 2017
   Class R6 Shares                          Contractual     1.06%    October 1, 2015   February 28, 2017
   Class Y Shares                           Contractual     1.06%    October 1, 2015   February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                           Contractual     1.36%     August 1, 2012   February 28, 2017
   Class C Shares                           Contractual     2.11%     August 1, 2012   February 28, 2017
   Class R Shares                           Contractual     1.61%     August 1, 2012   February 28, 2017
   Class R5 Shares                          Contractual     1.11%     August 1, 2012   February 28, 2017
   Class R6 Shares                          Contractual     1.11%   September 24, 2012 February 28, 2017
   Class Y Shares                           Contractual     1.11%     August 1, 2012   February 28, 2017

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30. 2017
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2017
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2017
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2017
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2017

Invesco Global Sustainable Equity Fund
   Class A Shares                           Contractual     0.85%     June 30, 2016      May 31, 2017
   Class C Shares                           Contractual     1.60%     June 30, 2016      May 31, 2017
   Class R Shares                           Contractual     1.10%     June 30, 2016      May 31, 2017
   Class R5 Shares                          Contractual     0.60%     June 30, 2016      May 31, 2017
   Class R6 Shares                          Contractual     0.60%     June 30, 2016      May 31, 2017
   Class Y Shares                           Contractual     0.60%     June 30, 2016      May 31, 2017

Invesco International Companies Fund
   Class A Shares                           Contractual     1.33%   December 21, 2015  February 28, 2017
   Class C Shares                           Contractual     2.08%   December 21, 2015  February 28, 2017
   Class R Shares                           Contractual     1.58%   December 21, 2015  February 28, 2017
   Class R5 Shares                          Contractual     1.08%   December 21, 2015  February 28, 2017
   Class R6 Shares                          Contractual     1.08%   December 21, 2015  February 28, 2017
   Class Y Shares                           Contractual     1.08%   December 21, 2015  February 28, 2017

Invesco International Core Equity Fund
   Class A Shares                           Contractual     1.33%     April 1, 2016     March 31, 2017
   Class B Shares                           Contractual     2.08%     April 1, 2016     March 31, 2017
   Class C Shares                           Contractual     2.08%     April 1, 2016     March 31, 2017
   Class R Shares                           Contractual     1.58%     April 1, 2016     March 31, 2017
   Class R5 Shares                          Contractual     1.08%     April 1, 2016     March 31, 2017
   Class R6 Shares                          Contractual     1.08%     April 1, 2016     March 31, 2017
   Class Y Shares                           Contractual     1.08%     April 1, 2016     March 31, 2017
   Investor Class Shares                    Contractual     1.33%     April 1, 2016     March 31, 2017

See page 17 for footnotes to Exhibit A.

                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                               ------------ ---------- ------------------ -----------------
Invesco International Growth Fund
   Class A Shares                  Contractual     2.25%      July 1, 2013      June 30, 2017
   Class B Shares                  Contractual     3.00%      July 1, 2013      June 30, 2017
   Class C Shares                  Contractual     3.00%      July 1, 2013      June 30, 2017
   Class R Shares                  Contractual     2.50%      July 1, 2013      June 30, 2017
   Class R5 Shares                 Contractual     2.00%      July 1, 2013      June 30, 2017
   Class R6 Shares                 Contractual     2.00%      July 1, 2013      June 30, 2017
   Class Y Shares                  Contractual     2.00%      July 1, 2013      June 30, 2017

Invesco Select Opportunities Fund
   Class A Shares                  Contractual     1.51%     August 1, 2012   February 28, 2017
   Class C Shares                  Contractual     2.26%     August 1, 2012   February 28, 2017
   Class R Shares                  Contractual     1.76%     August 1, 2012   February 28, 2017
   Class R5 Shares                 Contractual     1.26%     August 1, 2012   February 28, 2017
   Class R6 Shares                 Contractual     1.26%   September 24, 2012 February 28, 2017
   Class Y Shares                  Contractual     1.26%     August 1, 2012   February 28, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                   Contractual     1.62%   December 17, 2013  February 28, 2017
   Class C Shares                   Contractual     2.37%   December 17, 2013  February 28, 2017
   Class R Shares                   Contractual     1.87%   December 17, 2013  February 28, 2017
   Class R5 Shares                  Contractual     1.37%   December 17, 2013  February 28, 2017
   Class R6 Shares                  Contractual     1.37%   December 17, 2013  February 28, 2017
   Class Y Shares                   Contractual     1.37%   December 17, 2013  February 28, 2017

Invesco Balanced-Risk Allocation
  Fund/3/
   Class A Shares                   Contractual     2.00%      July 1, 2012      June 30, 2017
   Class B Shares                   Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                   Contractual     2.75%      July 1, 2012      June 30, 2017
   Class R Shares                   Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R5 Shares                  Contractual     1.75%      July 1, 2012      June 30, 2017
   Class R6 Shares                  Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                   Contractual     1.75%      July 1, 2012      June 30, 2017

Invesco Balanced-Risk Commodity
  Strategy Fund/4/
   Class A Shares                   Contractual     2.00%      July 1, 2014      June 30, 2017
   Class B Shares                   Contractual     2.75%      July 1, 2014      June 30, 2017
   Class C Shares                   Contractual     2.75%      July 1, 2014      June 30, 2017
   Class R Shares                   Contractual     2.25%      July 1, 2014      June 30, 2017
   Class R5 Shares                  Contractual     1.75%      July 1, 2014      June 30, 2017
   Class R6 Shares                  Contractual     1.75%      July 1, 2014      June 30, 2017
   Class Y Shares                   Contractual     1.75%      July 1, 2014      June 30, 2017

Invesco Developing Markets Fund
   Class A Shares                   Contractual     2.25%      July 1, 2012      June 30, 2017
   Class B Shares                   Contractual     3.00%      July 1, 2012      June 30, 2017
   Class C Shares                   Contractual     3.00%      July 1, 2012      June 30, 2017
   Class R5 Shares                  Contractual     2.00%      July 1, 2012      June 30, 2017
   Class R6 Shares                  Contractual     2.00%   September 24, 2012   June 30, 2017
   Class Y Shares                   Contractual     2.00%      July 1, 2012      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.54%     April 1, 2016     March 31, 2017
   Class C Shares                                 Contractual     2.29%     April 1, 2016     March 31, 2017
   Class R Shares                                 Contractual     1.79%     April 1, 2016     March 31, 2017
   Class R5 Shares                                Contractual     1.29%     April 1, 2016     March 31, 2017
   Class R6 Shares                                Contractual     1.29%     April 1, 2016     March 31, 2017
   Class Y Shares                                 Contractual     1.29%     April 1, 2016     March 31, 2017

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual     1.24%     June 14, 2010    February 28, 2017
   Class B Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2017
   Class C Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2017
   Class R Shares                                 Contractual     1.49%     June 14, 2010    February 28, 2017
   Class Y Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2017
   Class R5 Shares                                Contractual     0.99%     June 14, 2010    February 28, 2017
   Class R6 Shares                                Contractual     0.99%   September 24, 2012 February 28, 2017

Invesco Endeavor Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009      June 30. 2017
   Class B Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2017
   Class C Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2017
   Class R Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2017
   Class R5 Shares                                Contractual     1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2017

Invesco Global Health Care Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30. 2017
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2017
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2017
   Investor Class Shares                          Contractual     2.00%      July 1, 2012      June 30, 2017

Invesco Global Infrastructure Fund
   Class A Shares                                 Contractual     1.40%      May 2, 2014     February 28, 2017
   Class C Shares                                 Contractual     2.15%      May 2, 2014     February 28, 2017
   Class R Shares                                 Contractual     1.65%      May 2, 2014     February 28, 2017
   Class Y Shares                                 Contractual     1.15%      May 2, 2014     February 28, 2017
   Class R5 Shares                                Contractual     1.15%      May 2, 2014     February 28, 2017
   Class R6 Shares                                Contractual     1.15%      May 2, 2014     February 28, 2017

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                 Contractual     1.65%     March 1, 2016    February 28, 2017
   Class C Shares                                 Contractual     2.40%     March 1, 2016    February 28, 2017
   Class R Shares                                 Contractual     1.90%     March 1, 2016    February 28, 2017
   Class R5 Shares                                Contractual     1.40%     March 1, 2016    February 28, 2017
   Class R6 Shares                                Contractual     1.40%     March 1, 2016    February 28, 2017
   Class Y Shares                                 Contractual     1.40%     March 1, 2016    February 28, 2017

Invesco Global Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  February 28, 2017
   Class C Shares                                 Contractual     2.37%   December 17, 2013  February 28, 2017
   Class R Shares                                 Contractual     1.87%   December 17, 2013  February 28, 2017
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  February 28, 2017
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  February 28, 2017
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  February 28, 2017

See page 17 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual     1.65%     March 1, 2016    February 28, 2017
   Class C Shares                             Contractual     2.40%     March 1, 2016    February 28, 2017
   Class R Shares                             Contractual     1.90%     March 1, 2016    February 28, 2017
   Class R5 Shares                            Contractual     1.40%     March 1, 2016    February 28, 2017
   Class R6 Shares                            Contractual     1.40%     March 1, 2016    February 28, 2017
   Class Y Shares                             Contractual     1.40%     March 1, 2016    February 28, 2017

Invesco Greater China Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009      June 30, 2017
   Class B Shares                             Contractual     3.00%      July 1, 2009      June 30, 2017
   Class C Shares                             Contractual     3.00%      July 1, 2009      June 30, 2017
   Class R5 Shares                            Contractual     2.00%      July 1, 2009      June 30, 2017
   Class Y Shares                             Contractual     2.00%      July 1, 2009      June 30, 2017

Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2017
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2017
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2017
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2017
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2017
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 28, 2017

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  February 28, 2017
   Class C Shares                             Contractual     2.62%   December 17, 2013  February 28, 2017
   Class R Shares                             Contractual     2.12%   December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual     1.62%   December 17, 2013  February 28, 2017

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.72%   December 17, 2013  February 28, 2017
   Class C Shares                             Contractual     2.47%   December 17, 2013  February 28, 2017
   Class R Shares                             Contractual     1.97%   December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual     1.47%   December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual     1.47%   December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual     1.47%   December 17, 2013  February 28, 2017

Invesco MLP Fund
   Class A Shares                             Contractual     1.50%    August 29, 2014   February 28, 2017
   Class C Shares                             Contractual     2.25%    August 29, 2014   February 28, 2017
   Class R Shares                             Contractual     1.75%    August 29, 2014   February 28, 2017
   Class R5 Shares                            Contractual     1.25%    August 29, 2014   February 28, 2017
   Class R6 Shares                            Contractual     1.25%    August 29, 2014   February 28, 2017
   Class Y Shares                             Contractual     1.25%    August 29, 2014   February 28, 2017

Invesco Macro International Equity Fund
   Class A Shares                             Contractual     1.43%   December 17, 2013  February 28, 2017
   Class C Shares                             Contractual     2.18%   December 17, 2013  February 28, 2017
   Class R Shares                             Contractual     1.68%   December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual     1.18%   December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual     1.18%   December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual     1.18%   December 17, 2013  February 28, 2017

Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  February 28, 2017
   Class C Shares                             Contractual     2.62%   December 17, 2013  February 28, 2017
   Class R Shares                             Contractual     2.12%   December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual     1.62%   December 17, 2013  February 28, 2017

See page 17 for footnotes to Exhibit A.

                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                           ------------ -------------------  ----------------- -----------------
Invesco Pacific Growth Fund
   Class A Shares              Contractual         2.25%           July 1, 2012      June 30. 2017
   Class B Shares              Contractual         3.00%           July 1, 2012      June 30, 2017
   Class C Shares              Contractual         3.00%           July 1, 2012      June 30, 2017
   Class R Shares              Contractual         2.50%           July 1, 2012      June 30, 2017
   Class R5 Shares             Contractual         2.00%           July 1, 2012      June 30, 2017
   Class Y Shares              Contractual         2.00%           July 1, 2012      June 30, 2017

Invesco Premium Income Fund
   Class A Shares              Contractual         1.05%          March 1, 2015    February 28, 2017
   Class C Shares              Contractual         1.80%          March 1, 2015    February 28, 2017
   Class R Shares              Contractual         1.30%          March 1, 2015    February 28, 2017
   Class R5 Shares             Contractual         0.80%          March 1, 2015    February 28, 2017
   Class R6 Shares             Contractual         0.80%          March 1, 2015    February 28, 2017
   Class Y Shares              Contractual         0.80%          March 1, 2015    February 28, 2017

Invesco Select Companies Fund
   Class A Shares              Contractual         2.00%           July 1, 2009      June 30. 2017
   Class B Shares              Contractual         2.75%           July 1, 2009      June 30, 2017
   Class C Shares              Contractual         2.75%           July 1, 2009      June 30, 2017
   Class R Shares              Contractual         2.25%           July 1, 2009      June 30, 2017
   Class R5 Shares             Contractual         1.75%           July 1, 2009      June 30, 2017
   Class Y Shares              Contractual         1.75%           July 1, 2009      June 30, 2017

Invesco Strategic Income Fund
   Class A Shares              Contractual  0.85% less net AFFE*   May 2, 2014     February 28, 2017
   Class C Shares              Contractual  1.60% less net AFFE*   May 2, 2014     February 28, 2017
   Class R Shares              Contractual  1.10% less net AFFE*   May 2, 2014     February 28, 2017
   Class Y Shares              Contractual  0.60% less net AFFE*   May 2, 2014     February 28, 2017
   Class R5 Shares             Contractual  0.60% less net AFFE*   May 2, 2014     February 28, 2017
   Class R6 Shares             Contractual  0.60% less net AFFE*   May 2, 2014     February 28, 2017

Invesco Unconstrained Bond
  Fund
   Class A Shares              Contractual  1.04% less net AFFE* October 14, 2014  February 28, 2017
   Class C Shares              Contractual  1.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R Shares              Contractual  1.29% less net AFFE* October 14, 2014  February 28, 2017
   Class Y Shares              Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R5 Shares             Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R6 Shares             Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R Shares                Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares               Contractual     1.25%      July 1, 2012    June 30, 2017
   Class R6 Shares               Contractual     1.25%   September 24, 2012 June 30, 2017
   Class Y Shares                Contractual     1.25%      July 1, 2012    June 30, 2017

Invesco Global Real Estate Fund
   Class A Shares                Contractual     2.00%      July 1, 2009    June 30, 2017
   Class B Shares                Contractual     2.75%      July 1, 2009    June 30, 2017
   Class C Shares                Contractual     2.75%      July 1, 2009    June 30, 2017
   Class R Shares                Contractual     2.25%      July 1, 2009    June 30, 2017
   Class R5 Shares               Contractual     1.75%      July 1, 2009    June 30, 2017
   Class R6 Shares               Contractual     1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                Contractual     1.75%      July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                             ------------ ----------  ------------------ -------------
Invesco High Yield Fund
   Class A Shares                                Contractual      1.50%      July 1, 2013    June 30, 2017
   Class B Shares                                Contractual      2.25%      July 1, 2013    June 30, 2017
   Class C Shares                                Contractual      2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                               Contractual      1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                               Contractual      1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                Contractual      1.25%      July 1, 2013    June 30, 2017
   Investor Class Shares                         Contractual      1.50%      July 1, 2013    June 30, 2017

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                Contractual      0.55%   December 31, 2015  June 30, 2017
   Class A2 Shares                               Contractual      0.45%   December 31, 2015  June 30, 2017
   Class R5 Shares                               Contractual      0.30%   December 31, 2015  June 30, 2017
   Class R6 Shares                               Contractual      0.30%   December 31, 2015  June 30, 2017
   Class Y Shares                                Contractual      0.30%   December 31, 2015  June 30, 2017

Invesco Real Estate Fund
   Class A Shares                                Contractual      2.00%      July 1, 2012    June 30, 2017
   Class B Shares                                Contractual      2.75%      July 1, 2012    June 30, 2017
   Class C Shares                                Contractual      2.75%      July 1, 2012    June 30, 2017
   Class R Shares                                Contractual      2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual      1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                               Contractual      1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                                Contractual      1.75%      July 1, 2012    June 30, 2017
   Investor Class Shares                         Contractual      2.00%      July 1, 2012    June 30, 2017

Invesco Short Term Bond Fund
   Class A Shares                                Contractual      1.40%      July 1, 2013    June 30, 2017
   Class C Shares                                Contractual     1.75%/2/    July 1, 2013    June 30, 2017
   Class R Shares                                Contractual      1.75%      July 1, 2013    June 30, 2017
   Class R5 Shares                               Contractual      1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                               Contractual      1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                Contractual      1.25%      July 1, 2013    June 30, 2017

Invesco U.S. Government Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                Contractual      2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                Contractual      2.25%      July 1, 2012    June 30, 2017
   Class R Shares                                Contractual      1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual      1.25%      July 1, 2012    June 30, 2017
   Class Y Shares                                Contractual      1.25%      July 1, 2012    June 30, 2017
   Investor Class Shares                         Contractual      1.50%      July 1, 2012    June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                             ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                                Contractual     2.00%      July 1, 2013    June 30, 2017
   Class B Shares                                Contractual     2.75%      July 1, 2013    June 30, 2017
   Class C Shares                                Contractual     2.75%      July 1, 2013    June 30, 2017
   Class R Shares                                Contractual     2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                               Contractual     1.75%      July 1, 2013    June 30, 2017
   Class R6 Shares                               Contractual     1.75%      July 1, 2013    June 30, 2017
   Class Y Shares                                Contractual     1.75%      July 1, 2013    June 30, 2017

Invesco Comstock Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                               Contractual     1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- ---------------
Invesco Energy Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2017
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2017
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2017
   Class R5 Shares                   Contractual     1.75%     July 1, 2009     June 30, 2017
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2017
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2017

Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.14%   September 1, 2014 August 31, 2016
   Class B Shares                    Contractual     1.89%   September 1, 2014 August 31, 2016
   Class C Shares                    Contractual     1.89%   September 1, 2014 August 31, 2016
   Class R5 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2016
   Class R6 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2016
   Class Y Shares                    Contractual     0.89%   September 1, 2014 August 31, 2016
   Investor Class Shares             Contractual     1.14%   September 1, 2014 August 31, 2016

Invesco Dividend Income Fund
   Class A Shares                    Contractual     2.00%   September 1, 2016  June 30, 2017
   Class B Shares                    Contractual     2.75%   September 1, 2016  June 30, 2017
   Class C Shares                    Contractual     2.75%   September 1, 2016  June 30, 2017
   Class R5 Shares                   Contractual     1.75%   September 1, 2016  June 30, 2017
   Class R6 Shares                   Contractual     1.75%   September 1, 2016  June 30, 2017
   Class Y Shares                    Contractual     1.75%   September 1, 2016  June 30, 2017
   Investor Class Shares             Contractual     2.00%   September 1, 2016  June 30, 2017

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2017
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2017
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2017
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2017
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2017

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     2.00%    August 1, 2015    June 30, 2017
   Class B Shares                    Contractual     2.75%    August 1, 2015    June 30, 2017
   Class C Shares                    Contractual     2.75%    August 1, 2015    June 30, 2017
   Class R Shares                    Contractual     2.25%    August 1, 2015    June 30, 2017
   Class R5 Shares                   Contractual     1.75%    August 1, 2015    June 30, 2017
   Class R6 Shares                   Contractual     1.75%    August 1, 2015    June 30, 2017
   Class Y Shares                    Contractual     1.75%    August 1, 2015    June 30, 2017

Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2017
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2017
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2017
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2017

Invesco Technology Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2017
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2017
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2017
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2017
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2017
   Investor Class Shares             Contractual     2.00%     July 1, 2012     June 30, 2017

Invesco Technology Sector Fund
   Class A Shares                    Contractual     2.00%   February 12, 2010  June 30, 2017
   Class B Shares                    Contractual     2.75%   February 12, 2010  June 30, 2017
   Class C Shares                    Contractual     2.75%   February 12, 2010  June 30, 2017
   Class Y Shares                    Contractual     1.75%   February 12, 2010  June 30, 2017

See page 17 for footnotes to Exhibit A.

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                              ------------ ---------- ----------------- -------------
Invesco Value Opportunities Fund
   Class A Shares                 Contractual     2.00%     July 1, 2012    June 30, 2017
   Class B Shares                 Contractual     2.75%     July 1, 2012    June 30, 2017
   Class C Shares                 Contractual     2.75%     July 1, 2012    June 30, 2017
   Class R Shares                 Contractual     2.25%     July 1, 2012    June 30, 2017
   Class R5 Shares                Contractual     1.75%     July 1, 2012    June 30, 2017
   Class Y Shares                 Contractual     1.75%     July 1, 2012    June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 Contractual/  Expense   Effective Date of  Expiration
Fund                                              Voluntary   Limitation   Current Limit       Date
----                                             ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2017
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2017
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2017
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2017
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2017

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.84%     July 1, 2016    June 30, 2017
   Class B Shares                                Contractual     1.59%     July 1, 2016    June 30, 2017
   Class C Shares                                Contractual     1.59%     July 1, 2016    June 30, 2017
   Class Y Shares                                Contractual     0.59%     July 1, 2016    June 30, 2017

Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2013    June 30, 2017
   Class B Shares                                Contractual     2.25%     July 1, 2013    June 30, 2017
   Class C Shares                                Contractual     2.25%     July 1, 2013    June 30, 2017
   Class Y Shares                                Contractual     1.25%     July 1, 2013    June 30, 2017
   Investor Class                                Contractual     1.50%     July 15, 2013   June 30, 2017

Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2017
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2017
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2017
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2017

Invesco Limited Term Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2017
   Class A2 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2017
   Class C Shares                                Contractual     2.25%     June 30, 2013   June 30, 2017
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2017
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2017

                           INVESCO MANAGEMENT TRUST

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                  ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund Institutional Class  Contractual     0.28%     July 1, 2014    December 31, 2016

See page 17 for footnotes to Exhibit A.

                           INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------

Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 28, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual    0.26%       June 1, 2016    December 31, 2016
   Corporate Class                  Contractual    0.21%       June 1, 2016    December 31, 2016
   Institutional Class              Contractual    0.18%       June 1, 2016    December 31, 2016
   Personal Investment Class        Contractual    0.73%       June 1, 2016    December 31, 2016
   Private Investment Class         Contractual    0.48%       June 1, 2016    December 31, 2016
   Reserve Class                    Contractual    1.05%       June 1, 2016    December 31, 2016
   Resource Class                   Contractual    0.34%       June 1, 2016    December 31, 2016

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual    0.26%       June 1, 2016    December 31, 2016
   Corporate Class                  Contractual    0.21%       June 1, 2016    December 31, 2016
   Institutional Class              Contractual    0.18%       June 1, 2016    December 31, 2016
   Personal Investment Class        Contractual    0.73%       June 1, 2016    December 31, 2016
   Private Investment Class         Contractual    0.43%       June 1, 2016    December 31, 2016
   Reserve Class                    Contractual    1.05%       June 1, 2016    December 31, 2016
   Resource Class                   Contractual    0.34%       June 1, 2016    December 31, 2016

Liquid Assets Portfolio
   Cash Management Class            Contractual    0.26%       June 1, 2016    December 31, 2016
   Corporate Class                  Contractual    0.21%       June 1, 2016    December 31, 2016
   Institutional Class              Contractual    0.18%       June 1, 2016    December 31, 2016
   Personal Investment Class        Contractual    0.73%       June 1, 2016    December 31, 2016
   Private Investment Class         Contractual    0.48%       June 1, 2016    December 31, 2016
   Reserve Class                    Contractual    1.05%       June 1, 2016    December 31, 2016
   Resource Class                   Contractual    0.38%       June 1, 2016    December 31, 2016

STIC Prime Portfolio
   Cash Management Class            Contractual    0.26%       June 1, 2016    December 31, 2016
   Corporate Class                  Contractual    0.21%       June 1, 2016    December 31, 2016
   Institutional Class              Contractual    0.18%       June 1, 2016    December 31, 2016
   Personal Investment Class        Contractual    0.73%       June 1, 2016    December 31, 2016
   Private Investment Class         Contractual    0.48%       June 1, 2016    December 31, 2016
   Reserve Class                    Contractual    1.05%       June 1, 2016    December 31, 2016
   Resource Class                   Contractual    0.34%       June 1, 2016    December 31, 2016

Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class            Contractual    0.28%       June 1, 2016    December 31, 2016
   Corporate Class                  Contractual    0.23%       June 1, 2016    December 31, 2016
   Institutional Class              Contractual    0.20%       June 1, 2016    December 31, 2016
   Personal Investment Class        Contractual    0.75%       June 1, 2016    December 31, 2016
   Private Investment Class         Contractual    0.45%       June 1, 2016    December 31, 2016
   Reserve Class                    Contractual    1.07%       June 1, 2016    December 31, 2016
   Resource Class                   Contractual    0.36%       June 1, 2016    December 31, 2016

Treasury Portfolio
   Cash Management Class            Contractual    0.26%       June 1, 2016    December 31, 2016
   Corporate Class                  Contractual    0.21%       June 1, 2016    December 31, 2016
   Institutional Class              Contractual    0.18%       June 1, 2016    December 31, 2016
   Personal Investment Class        Contractual    0.73%       June 1, 2016    December 31, 2016
   Private Investment Class         Contractual    0.48%       June 1, 2016    December 31, 2016
   Reserve Class                    Contractual    1.05%       June 1, 2016    December 31, 2016
   Resource Class                   Contractual    0.34%       June 1, 2016    December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
----                                           ------------ --------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual         2.00%            July 1, 2014    June 30, 2017
   Series II Shares                            Contractual         2.25%            July 1, 2014    June 30, 2017

Invesco V.I. American Value Fund
   Series I Shares                             Contractual         2.00%            July 1, 2012    June 30, 2017
   Series II Shares                            Contractual         2.25%            July 1, 2012    June 30, 2017

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*    May 1, 2014     April 30, 2017
   Series II Shares                            Contractual  1.05% less net AFFE*    May 1, 2014     April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual         0.78%            May 1, 2013     April 30, 2017
   Series II Shares                            Contractual         1.03%            May 1, 2013     April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual         2.00%            May 1, 2013     June 30, 2017
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2017

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual         0.61%           April 30, 2015   April 30, 2017
   Series II Shares                            Contractual         0.86%           April 30, 2015   April 30, 2017

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual         2.00%            May 1, 2013     June 30, 2017
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2017

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual         2.00%            July 1, 2012    June 30, 2017
   Series II Shares                            Contractual         2.25%            July 1, 2012    June 30, 2017

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual         1.50%            July 1, 2012    June 30, 2017
   Series II Shares                            Contractual         1.75%            July 1, 2012    June 30, 2017

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual         2.25%            July 1, 2012    June 30, 2017
   Series II Shares                            Contractual         2.50%            July 1, 2012    June 30, 2017

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual         2.00%            May 1. 2013     June 30, 2017
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2017

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual         2.00%            May 1. 2013     June 30, 2017
   Series II Shares                            Contractual         2.25%            May 1, 2013     June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                       ------------ ----------  ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual    1.50%       May 1, 2013     June 30, 2017
   Series II Shares                        Contractual    1.75%       May 1, 2013     June 30, 2017

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual    1.50%       May 1, 2013     June 30, 2017
   Series II Shares                        Contractual    1.75%       May 1, 2013     June 30, 2017

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual    0.78%       May 1. 2013     April 30, 2017
   Series II Shares                        Contractual    1.03%       May 1, 2013     April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual    1.50%       May 1, 2014     June 30, 2017
   Series II Shares                        Contractual    1.75%       May 1, 2014     June 30, 2017

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Series II Shares                        Contractual    2.50%       July 1, 2012    June 30, 2017

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual    2.00%       May 1, 2015     June 30, 2017
   Series II Shares                        Contractual    2.25%       May 1, 2015     June 30, 2017

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual    2.00%       May 1. 2013     June 30, 2017
   Series II Shares                        Contractual    2.25%       May 1, 2013     June 30, 2017

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual    2.00%       July 1, 2014    June 30, 2017
   Series II Shares                        Contractual    2.25%       July 1, 2014    June 30, 2017

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual    2.00%       July 1, 2012    June 30, 2017
   Series II Shares                        Contractual    2.25%       July 1, 2012    June 30, 2017

Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual    2.00%       May 1. 2013     June 30, 2017
   Series II Shares                        Contractual    2.25%       May 1, 2013     June 30, 2017

Invesco V.I. Technology Fund
   Series I Shares                         Contractual    2.00%       May 1. 2013     June 30, 2017
   Series II Shares                        Contractual    2.25%       May 1, 2013     June 30, 2017

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual    2.00%       May 1. 2013     June 30, 2017
   Series II Shares                        Contractual    2.25%       May 1, 2013     June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF COMMITMENT END
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                             ------------ ----------  ----------------- --------------
Invesco California Value Municipal Income Trust   Voluntary     0.83%       July 1, 2016         N/A

                                 INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF COMMITMENT END
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                             ------------ ----------  ----------------- --------------
Invesco Quality Municipal Income Trust            Voluntary     0.71%       July 1, 2016         N/A

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 10
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of June 30, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Sustainable Equity Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Sustainable Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of
       AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:  /S/ JOHN M. ZERR
     --------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:  /S/ DANIEL E. DRAPER
     --------------------------
NAME:  DAN DRAPER
TITLE: MANAGING DIRECTOR -
       INVESCO POWERSHARES
       GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 11
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of July 1, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to change the name of Invesco Global Sustainable Equity Fund to Invesco Global Responsibility Equity Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:  /S/ JOHN M. ZERR
     --------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:  /S/ DANIEL E. DRAPER
     --------------------------
NAME:  DAN DRAPER
TITLE: MANAGING DIRECTOR -
       INVESCO POWERSHARES
       GLOBAL ETFS

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 12
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of July 27, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to name change of Invesco Premium Income Fund to Invesco Multi-Asset Income Fund and Invesco Global Markets Strategy Fund to Invesco Macro Allocation Strategy Fund, series portfolios of AIM Investment Funds (Invesco Investment Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Multi-Asset Income Fund, Invesco Macro Allocation Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Responsibility Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:    /S/ JOHN M. ZERR
       --------------------------
NAME:  JOHN M. ZERR
TITLE: SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:    /S/ DANIEL E. DRAPER
       ---------------------------
NAME:  DAN DRAPER
TITLE: MANAGING DIRECTOR - INVESCO
       POWERSHARES GLOBAL ETFS